UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2006

AMYLIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

9360 Towne Centre Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8–K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CRF 240.13e–4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information contained in this Current Report and the exhibits attached hereto shall be incorporated by reference into any registration statement or other document filed with the Commission.

On July 21, 2006, Amylin Pharmaceuticals, Inc. issued a press release announcing its unaudited net product sales for BYETTA® (exanatide) injection for the second quarter ended June 30, 2006.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press release issued by Amylin on July 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: July 21, 2006	By:	/s/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Amylin on July 21, 2006.